Exhibit 99.1

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                         TII NETWORK TECHNOLOGIES, INC.

                        2005 EMPLOYEE STOCK PURCHASE PLAN

         1. Purpose. The purpose of the TII Network Technologies, Inc. 2005 Employee Stock Purchase Plan is to provide Employees of the Company and its Designated Subsidiaries with an opportunity to invest in the Company through purchases of Common Stock of the Company at a discount through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an employee stock purchase plan under Code Section 423. The provisions of the Plan, accordingly, shall be construed in a manner consistent with the requirements of that Code Section.

         2.       Definitions.

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "Common Stock" shall mean the common stock, $0.01 par value per share, of the Company.

                  (d) "Company" shall mean TII Network Technologies, Inc., a Delaware corporation.

                  (e) "Compensation" shall mean an Employee's base salary or regular pay, including commissions, from the Company or one or more Designated Subsidiaries, including such amounts as are deferred by the Employee
(i) under a qualified cash or deferred arrangement described in Code Section 401(k), or (ii) to a plan qualified under Code Section 125. Compensation does not include overtime, bonuses, reimbursements or other expense allowances, fringe benefits (cash or non-cash), moving expenses, deferred compensation, and contributions (other than contributions described above) made on the Employee's behalf by the Company or one or more Designated Subsidiaries under any employee benefit plan now or hereafter established.

                  (f) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

                  (g) "Effective Date" shall mean the later of January 1, 2006 (subject to paragraph 4(d)) or the date that the Plan is approved by the Company's stockholders. However, should any Designated Subsidiary become a Participating Company in the Plan after such date, then such entity shall designate a separate Effective Date with respect to its Employees.

                  (h) "Eligible Employee" shall mean an Employee who is employed by the Company or a Designated Subsidiary on a given Enrollment Date; provided that the following Employees shall not be eligible to participate in the Plan for any relevant Purchase Period: (i) Employees whose customary employment is 20 hours or less per week; (ii) Employees whose

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customary  employment  is for not more than 5 months in any calendar  year;  and
(iii) Employees with less than 90 days of continuous services to the Company or a Designated Subsidiary.

                  (i) "Employee" shall mean any individual who provides services to the Company or a Designated Subsidiary for Compensation. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

                  (j) "Enrollment Date" shall mean the first day of each Purchase Period.

                  (k) "Exercise Date" shall mean the last day of each Purchase Period.

                  (l) "Fair Market Value" shall mean, as of any date, the closing price of a share of Common Stock on the principal securities exchange or automated quotation system on which the Common Stock is at the time listed for trading. If there are no sales of Common Stock on that date, then the mean between the last reported bid and asked prices for that date or, if there are no bid and asked prices on that day, the closing price for the Common Stock on the next preceding day for which such closing price is quoted shall be the Fair Market Value.

                  (m) "Participant" means an Eligible Employee of the Company or a Designated Subsidiary who has elected to participate in the Plan and who has not become an ineligible Employee or withdrawn from participation in the Plan pursuant to paragraph 5 of the Plan.

                  (n)      "Plan" shall mean this TII Network Technologies, Inc.
2005  Employee  Stock   Purchase  Plan,  as  same  may  be  amended,   modified,
supplemented or restated from time to time.

                  (o) "Plan Administrator" shall mean either the Board or a committee of the Board designated by the Board as responsible for the administration of the Plan.

                  (p) "Purchase Period" shall mean, subject to paragraph 4(d), a period of approximately six months, commencing on January 1 and July 1 of each year and terminating on the next following June 30 or December 31, respectively; provided, however, that the first Purchase Period shall commence on the Effective Date and shall end on the next June 30 or January 1, as the case may be.

                  (q) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.

                  (r) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.

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                  (s)      "Subsidiary"  shall mean a  corporation  (or  limited
liability company electing to be taxed as a corporation), domestic or foreign, whether or not same now exists or is hereafter organized or acquired by the Company or a Subsidiary, of which not less than 50% of the voting shares are held by the Company or a Subsidiary.

         3.       Eligibility.

         (a) Any Eligible Employee who is employed by the Company or a Designated Company on a given Enrollment Date shall be eligible to participate in the Plan for the Purchase Period commencing with such Enrollment Date.

         (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan if, immediately after the grant, such Employee would own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, taking into account stock owned by any other person whose stock would be attributed to such Employee pursuant to Code Section 424(d) and stock which such Employee may purchase under outstanding options granted by the Company.

         4.       Purchase Periods.

         (a) The Plan shall be implemented through consecutive Purchase Periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased, or (ii) the Plan shall have been sooner terminated in accordance with paragraph 19 hereof.

         (b) A Participant shall be granted a separate purchase right for each Purchase Period in which he/she participates. The purchase right shall be granted on the first day of the Purchase Period and shall be automatically exercised on the last day of the Purchase Period.

         (c) Except as specifically provided herein, the acquisition of Common Stock through participation in the Plan for any Purchase Period shall neither limit nor require the acquisition of Common Stock by a Participant in any subsequent Purchase Period.

         (d) The Board shall have the power to change the duration of Purchase Periods without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the Purchase Period to be changed.

         5.       Participation.

         (a) An Eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions from the Participant's Compensation on the form prescribed by the Company and by filing such agreement with the Company's Vice President-Administration at least ten
(10) business days prior to the Enrollment Date for the Purchase Period in which such participation will commence, unless a later time for filing the subscription agreement is set by the Board for all Eligible Employees with respect to a given Purchase Period.

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         (b)      Payroll  deductions for a Participant  shall commence with the first payroll date following the Enrollment Date and shall end on the last payroll date on or prior to the Exercise Date, unless sooner terminated by the Participant as provided in paragraph 10.

         6.       Payroll Deductions.

         (a) At the time a Participant files his/her subscription agreement, he/she shall elect to have payroll deductions made on each pay day during the Purchase Period in one percent (1%) increments but not greater than ten percent (10%) of the Compensation which he/she receives on each payday during the Purchase Period, subject to the limitations of paragraph 7.

         (b) All payroll deductions made for a Participant shall be credited to his/her account under the Plan. A Participant may not make any additional payments into such account.

         (c) A Participant may discontinue his or her participation in the Plan as provided in paragraph 10, or may decrease the rate of his/her payroll deductions (within the limitations set forth in subparagraph (a) above) during the Purchase Period by completing and filing with the Company a new subscription agreement authorizing a decrease in payroll deduction rate. The decrease in rate shall be effective with the first full payroll period beginning ten (10) business days after the Company's receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly. A Participant may increase the rate of his/her payroll deductions (within the limitations set forth in subparagraph (a) above) for a future Purchase Period by filing with the Company a new subscription agreement authorizing an increase in payroll deduction rate within ten (10) business days (unless the Company elects to process a given change in participation more quickly) before the commencement of the upcoming Purchase Period. A Participant's subscription agreement shall remain in effect for successive Purchase Periods unless terminated as provided in paragraph 10. The Board shall be authorized to limit the number of participation rate changes during any Purchase Period.

         (d) Notwithstanding the foregoing, a Participant's payroll deductions may be decreased to zero percent (0%) during any Purchase Period to the extent necessary to comply with Code Section 423(b)(8) and clauses (ii) and
(iii) of paragraph 7. Payroll deductions shall recommence at the rate provided in such Participant's subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in paragraph 10.

         7. Grant of Option. On the first day of each Purchase Period, each Participant for that Purchase Period shall be granted an option to purchase on the Exercise Date a number of shares of Common Stock determined by dividing such Participant's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that such option shall be subject to the following limitations: (i) those set forth in paragraphs 12 and 21 hereof, (ii) the maximum number of shares of Common Stock an Eligible Employee shall be permitted to purchase in any Purchase Period shall be 2,500, and (iii) no Eligible Employee shall be granted an option to purchase Common Stock under the Plan (and all other employee stock purchase plans of the Company and its Subsidiaries) which permits his or her rights to accrue at a rate which exceeds

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Ten  Thousand  Dollars  ($10,000)  of the Fair Market Value of such Common Stock
(determined at the time such option is granted) for each calendar year in which such option is outstanding at any time, determined in accordance with Code
Section 423(b)(8) and the regulations thereunder. The limitations in clauses (i) and (ii) are subject to adjustment as provided in paragraph 18.

         8. Exercise of Option. Unless a Participant withdraws from the Plan as provided in paragraph 10 below, his/her option for the purchase of shares will be exercised automatically on each Exercise Date and, subject to paragraph 7, up to the maximum number of full shares subject to option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in his/her account. No fractional shares will be purchased. Any payroll deductions accumulated in a Participant's account which are not sufficient to purchase a full share shall be carried over to the next Purchase Period if the Participant elects to participate in the next Purchase Period or if the Participant does not so elect, returned to the Participant. During a Participant's lifetime, a Participant's option to purchase shares hereunder is exercisable only by him/her.

         9. Delivery. Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant. As promptly as practicable, after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to such Participant, as appropriate, of a certificate representing the shares purchased upon exercise of his/her options.

         10.      Withdrawal, Termination of Employment.

                  (a) A Participant may withdraw all but not less than all the payroll deductions credited to his/her account and not yet used to exercise his/her option under the Plan at any time by giving written notice to the Company in the manner prescribed by the Company. All of the Participant's payroll deductions credited to his/her account will be paid to such Participant promptly after receipt of notice of withdrawal, such Participant's option for the Purchase Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Purchase Period. If a Participant withdraws from a Purchase Period, payroll deductions will not resume at the beginning of the succeeding Purchase Period unless the Participant delivers to the Company a new subscription agreement to the Company's Vice President-Administration at least ten (10) business days prior to the beginning of a Purchase Period.

                  (b) Upon a Participant's ceasing to be an Eligible Employee for any reason, the payroll deductions credited to such Participant's account during the Purchase Period but not yet used to exercise his/her option under the Plan will be returned to such Participant or, in the case of his/her death, to the person or persons entitled thereto under paragraph 14, and such Participant's option will be automatically terminated.

         11. Interest. No interest shall accrue on the payroll deductions credited to a Participant's account in the Plan.

         12.      Stock.

                  (a) The maximum number of shares of Common Stock which shall be made available for sale under the Plan shall be 200,000, subject to adjustment upon changes in

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capitalization  of the  Company  as  provided  in  paragraph  18.  If on a given
Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.

                  (b) A Participant will have no interest or voting right in shares covered by his/her option until such shares are actually purchased on the Participant's behalf in accordance with the applicable provisions of the Plan and such Participant becomes the record owner of such shares. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase and such Participant becomes the record owner of such shares.

         13.      Administration.

                  (a) The Plan Administrator shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Plan Administrator shall, to the fullest extent permitted by law, be final and binding under all parties. Members of the Board who are Eligible Employees are permitted to participate in the Plan except to the extent limited by paragraph 13(b) below.

                  (b) Notwithstanding the provisions of paragraph 13(a) above, in the event that Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, or any successor provision ("Rule 16b-3"), provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.

                  (c) All expenses in connection with the administration of the Plan shall be borne by the Company.

         14.      Designation of Beneficiary.

                  (a) Each Participant may file a written designation of a beneficiary who is to receive shares or cash from the Participant's account under the Plan in the event of such Participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such shares and cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's account under the Plan in the event of such Participant's death prior to exercise of the option. The manner and form of such beneficiary designations shall be prescribed by the Plan Administrator.

                  (b) Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares and cash to the executor or administrator of the estate of the Participant or, if no executor or administrator of the estate of the Participant exists

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(to the knowledge of the Company), the shares and cash shall be delivered to the spouse of the Participant at the time of the Participant's death. If there is no spouse, the shares and cash may be delivered to one or more dependents of the Participant as determined by the Company.

         15. Transferability. Neither payroll deductions credited to a Participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be null, void and without effect, except that the Company may not treat such act as an election to withdraw funds during a Purchase Period in accordance with paragraph 10.

         16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

         17. Reports. Individual bookkeeping accounts will be maintained for each Participant in the Plan. Statements of account will be given to Participants at least annually, which statements will set forth the amounts of payroll deductions, the number of shares purchased and the Purchase Prices thereof, and the remaining cash balance, if any.

         18.      Adjustments  upon  Changes  in  Capitalization,   Dissolution,
Merger or Asset Sale.

                  (a)      Subject to any required action by the stockholders of
the Company, the Reserves, the number of shares specified in clause (ii) of paragraph 7 and, if such capitalization change occurs after the grant of an option, but prior to the purchase of Common Stock under such option, the number of shares to be purchased pursuant to such option and the price per share of Common Stock covered by such option shall each be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number shares of Common Stock effected without receipt of consideration by the Company, provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board and that determination shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of a share of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

                  (b) In the event of (i) the liquidation or dissolution of the Company or (ii) unless other provision is made therefor by the Board, a transaction (or series of related transactions) that is approved by a majority of the members of the Company's Board of Directors who were elected by stockholders prior to the first of such transactions (including, without limitation, a merger, consolidation, sale of stock by the Company or its stockholders, tender offer or sale of assets) and in which either (x) the voting power (in the election of directors generally) of the Company's voting securities outstanding immediately prior to such transaction(s) cease to represent at least 50% of the combined voting power (in the election of directors generally) of

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the  Company  or  such  surviving  entity  outstanding  immediately  after  such transaction(s) or (y) the registration of the Common Stock under the Securities Exchange Act of 1934, as amended, is terminated, all outstanding options shall terminate upon the earliest of any such event and all payroll deductions credited to Participants' accounts but not yet used to exercise options under the Plan shall be returned to such Participants.

         19.      Amendment or Termination.

                  (a) The Board may at any time and for any reason terminate or amend the Plan. Except as provided in paragraph 18, no such termination can affect options previously granted, provided that a Purchase Period may be terminated by the Board on or prior to any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in paragraph 18, no amendment may make any change in any option theretofor granted if such amendment adversely affects the rights of any Participant. Without the approval of stockholders, no amendment may increase the Reserves without stockholder approval, other than an adjustment pursuant to paragraph 18. In addition, to the extent necessary to comply with Rule 16b-3 or Code Section 423 (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

                  (b) Without stockholder consent and without regard to whether any Participant's rights may be considered to have been "adversely affected," the Plan Administrator shall be entitled to change the Purchase Period, limit the frequency and/or number of changes in the amounts withheld during Purchase Periods, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Plan Administrator, determines, in its sole discretion, advisable which are consistent with the Plan.

         20. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

         21.      Conditions upon Issuance of Shares.

                  (a) Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated under each such law, the requirements of any stock exchange or automated quotation system upon which the shares may then be listed or quoted, and applicable income or employment tax laws.

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                  (b)      The  Company  may,  but  shall  not be  obligated  to
register the options or the shares subject to shares subject to any option under the Securities Act and to keep any registration statement effective or current. If the shares subject to an option are not subject to an effective and current registration statement, the Plan Administrator may require, in its sole discretion, as a condition to the receipt of an option or the exercise of any
option  that  the   Participant   execute  and  deliver  to  the  Company   such
representations and warranties, in form, substance and scope satisfactory to the Plan Administrator, as the Plan Administrator determines are necessary or appropriate to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirement, including, without limitation, that (a) the shares of Common Stock to be issued upon the exercise of the option are being acquired by the Participant for the Participant 's own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such Participant will be made only pursuant to (i) a registration statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or
(ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Participant shall, prior to any offer of sale or sale of such shares of Common Stock, provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such
exemption  to  the  proposed  sale  or   distribution.   If  required  and  such
representations, warranties or opinion are not obtained, the option may not be exercised and all payroll deductions credited to such Participant's accounts but not yet used to exercise options under the Plan shall be returned to such Participants.

                  (c) In addition, no purchase rights may be exercised or shares issued hereunder before the Plan shall have been approved by stockholders of the Company as provided in paragraph 24.

         22. Term of Plan. The Plan was adopted by the Board of Director on October 14, 2005 and shall continue in effect until the close of business on October 13, 2015 unless sooner terminated under paragraph 19.

         23. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the exemption from Section 16 of the Exchange Act with respect to Plan transactions.

         24. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. If such stockholder approval is obtained at a duly held stockholders' meeting, the Plan must be approved by the affirmative vote a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter at which a quorum representing a majority of the shares of the Company entitled to vote is, either in person or by proxy. If such stockholder approval is obtained by written consent, it must be obtained by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon

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

were present and voted. However, approval at a meeting or by written consent shall be by a higher degree of stockholder approval shall be required if the Board determines, in its discretion after consultation with the Company's legal counsel, that such a higher degree of stockholder approval is necessary to comply with all applicable laws or will adversely affect the qualification of the Plan under Code Section 423.

         25. Notice of Designation. Each participant shall notify the Company if the participant disposes of any of the shares purchased in any Purchase Period pursuant to this Plan if such disposition occurs within two (2) years from the Enrollment Date or within twelve (12) months from the Exercise Date on which such shares were purchased. Unless and until such participant disposes of any of such shares during such period, such participant shall keep the certificates representing such shares in his or her name (and not in the name of a nominee). The Company may, at any time during such period, place and maintain a legend or legends on any certificate representing shares acquired pursuant to the Plan requesting the Company's transfer agent to notify the Company of any transfer of the shares. The obligation of the participant to provide such notice shall continue notwithstanding the placement of any such legend on certificates.

         26. No Employment Rights. The Plan does not, directly or indirectly, create any right for the benefit of any Employee or class of Employees to purchase any shares under the Plan, or create in any Employee or class of Employees any right to continued employment by the Company, and it shall not be deemed to interfere in any way the Company's right to terminate, or otherwise modify, an Employee's employment at any time.

         27. Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant in the Plan, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

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